SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): June 25, 2002
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                                 INVESTCO, INC.
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             (Exact name of registrant as specified in its charter)



           NEVADA                    0-027073                   87-0361511
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(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)



           4400 North Federal Highway, Suite 301, Boca Raton, FL 33431
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (561) 750-6575
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              902 Clint Moore Road, Suite 114, Boca Raton, FL 33487
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Effective as of June 25, 2002, Joseph Lents resigned from his positions as an Officer and Director of Investco, Inc. Arnold Salinas has been elected a Director and appointed the Chief Executive Officer of Investco, Inc., to fill the vacancies left by the resignation of Mr. Lents.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INVESTCO, INC.


                                       By:   /S/ Arnold Salinas
                                             ---------------------------
                                             Arnold Salinas
                                             Chief Executive Officer


Dated:   June 25, 2002




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